UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 29, 2005


                          JACK HENRY & ASSOCIATES, INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its Charter)

          Delaware                     0-14112                 43-1128385
 ----------------------------  ------------------------   -------------------
 (State or Other Jurisdiction  (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification No.)


                663 Highway 60, P.O. Box 807, Monett, MO 65708
             ---------------------------------------------------
             (Address of principal executive offices) (zip code)

     Registrant's telephone number, including area code:   (417) 235-6652


        (Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a.-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01  Entry into a Material Definitive Agreement

 On June 29, 2005, the Board of Directors of Jack Henry & Associates, Inc. approved the immediate vesting of all unvested stock options previously granted under the Jack Henry & Associates, Inc. 1996 Stock Option Plan (the "Plan") with an exercise price in excess of the closing price of the Company's common stock reported on the Nasdaq National Market on that date ($18.48). In order to clarify the Board's power to accelerate vesting of options under the Plan, the Board of Directors adopted an amendment to
 Section 5(h) of the Plan. A copy of the amendment to the Plan is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

 The recently adopted Statement of Financial Accounting Standards No. 123R, "Share-Based Payment" will require the Company to expense stock options as they vest beginning in the Company's first quarter of fiscal year 2006 (the quarter ending September 30, 2005). The Board of Directors believes that the acceleration of these "out-of-the-money" options will reduce the Company's compensation expense in future periods. Based upon preliminary estimates, management believes that pre-tax compensation charges of approximately $750,000 will be avoided over the original vesting periods. The acceleration of vesting of these options at this time did not result in a charge to earnings under generally accepted accounting principles.

 As a result of this action, the vesting of 201,925 options was accelerated by an average of 15 months. No other changes to these options were made. The weighted average exercise price of these accelerated options is $21.15, and exercise prices of the affected options ranged from $18.64 to $25.00. The accelerated options constitute only 2.1% of the company's outstanding options.

 No options held by any directors or executive officers of the Company were accelerated or affected in any manner by this action.


 Item 9.01  Financial Statements and Exhibits.

 (c) Exhibits

 10.1  Amendment to the Jack Henry & Associates Inc. 1996 Stock Option Plan


                                  SIGNATURES

 Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                          JACK HENRY & ASSOCIATES, INC.
                          (Registrant)

 Date: July 5, 2005       By: /s/ Kevin D. Williams
                          -------------------------
                          Kevin D. Williams
                          Chief Financial Officer